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                                                                    EXHIBIT 24.1
                               POWER OF ATTORNEY

         We, the undersigned directors of Bowater Incorporated, hereby severally constitute Ecton R. Manning, David G. Maffucci and Wendy C. Shiba, and each of them singly, our true and lawful attorneys with full power of substitution, to sign for us and in our names in the capacities listed below,
(1) Registration Statements on Form S-8 pertaining to the Bowater Incorporated Salaried Employees' Savings Plan (the "Bowater Plan") and the Great Northern Papers, Inc. Savings and Capital Growth Plan (the "GNP Plan") and any and all amendments to such Registration Statements and (2) a Post-Effective Amendment to the Registration Statement on Form S-8 pertaining to the Bowater Plan (Registration Statement No. 2-92900) and a Post-Effective Amendment to the Registration Statement on Form S-8 pertaining to the GNP Plan (Registration Statement No. 33-44887) and any and all amendments to such Registration Statements, and generally to do all such things in our names and on our behalf in our capacities as directors to enable Bowater Incorporated to comply with the provisions of the Securities Act of 1933, as amended, all requirements of the Securities and Exchange Commission, and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to such Registration Statements and Post-Effective Amendments and any and all amendments thereto, including post-effective amendments.


Signatures                        Title                      Date
----------                        -----                      ----


/s/  Anthony P. Gammie            Director and               November 15, 1995
----------------------            Chairman of the Board
Anthony P. Gammie

/s/ Francis J. Aquilar            Director                   November 15, 1995
----------------------
Francis J. Aquilar

/s/  Hugh D. Aycock               Director                   November 15, 1995
-------------------
Hugh D. Aycock

/s/  Richard Barth                Director                   November 15, 1995
------------------
Richard Barth

/s/  Kenneth M. Curtis            Director                   November 15, 1995
----------------------
Kenneth M. Curtis

/s/ H. Gordon MacNeill            Director                   November 15, 1995
----------------------
H. Gordon MacNeill

/s/  Donald R. Melville           Director                   November 15, 1995
-----------------------
Donald R. Melville

/s/ John A. Rolls                 Director                   November 15, 1995
-----------------
John A. Rolls